UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2016 (January 6, 2016)

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive Spring, Texas	77389
(Address of principal executive offices)	(Zip Code)

(832) 796-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on the Current Report on Form 8-K (the “Form 8-K”) filed by Southwestern Energy Company (the “Company”) on January 6, 2016, the Board of Directors (the “Board”) of the Company promoted Mr. William J. Way to Chief Executive Officer of the Company, effective as of January 6, 2016; Mr. Way retained his title as President. The Company is filing this amendment to the Form 8-K to report that, on January 26, 2016, the Compensation Committee of the Board recommended, and the independent members of the Board approved, (1) an increase in Mr. Way’s annual salary to $800,000, retroactive to the date of his promotion to CEO, (2) setting his annual cash incentive bonus target at 126% of his annual salary, and (3) additional grants under the Southwestern Energy Company 2013 Incentive Plan (the “2013 Plan”) of (a) options to purchase 155,280 shares of common stock of the Company at the closing price on January 26, 2016, vesting ratably over three years from the date of grant, (b) 58,140 shares of restricted stock of the Company, vesting ratably over four years from the date of grant, and (c) 116,280 performance units designed to be paid in Company common stock based on Company performance over the three-year period from January 1, 2016, through December 31, 2018.

The description of the terms of Mr. Way’s awards is qualified in its entirety by reference to the full text of the 2013 Plan, 2013 Plan Form of Incentive Stock Option Award Agreement, 2013 Plan Form of Restricted Stock Award Agreement, and 2013 Plan Guidelines for Performance Unit Awards, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, each of which is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Southwestern Energy Company 2013 Incentive Plan. (Incorporated by reference to Annex A of the Registrant's Proxy Statement filed April 8, 2013)
10.2	Southwestern Energy Company 2013 Incentive Plan Form of Incentive Stock Option Award Agreement. (Incorporated by reference to Exhibit 10.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013)
10.3	Southwestern Energy Company 2013 Incentive Plan Form of Restricted Stock Award Agreement. (Incorporated by reference to Exhibit 10.7 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013)
10.4	Southwestern Energy Company 2013 Incentive Plan Guidelines for Performance Unit Awards. (Incorporated by reference to Exhibit 10.16 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: January 29, 2016	By:	/s/ JOHN C. ALE
	Name:	John C. Ale
	Title:	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Southwestern Energy Company 2013 Incentive Plan. (Incorporated by reference to Annex A of the Registrant's Proxy Statement filed April 8, 2013)
10.2	Southwestern Energy Company 2013 Incentive Plan Form of Incentive Stock Option Award Agreement. (Incorporated by reference to Exhibit 10.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013)
10.3	Southwestern Energy Company 2013 Incentive Plan Form of Restricted Stock Award Agreement. (Incorporated by reference to Exhibit 10.7 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013)
10.4	Southwestern Energy Company 2013 Incentive Plan Guidelines for Performance Unit Awards. (Incorporated by reference to Exhibit 10.16 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2013)